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                                                                   Exhibit 10.7

Approved by the Wisconsin Department                 Wisconsin Real Estate, Inc.
 of Regulation and Licensing

6-1-00 (OPTIONAL USE DATE)  ------------------------
                            WB-24 OPTION TO PURCHASE
5-1-00 (MANDATORY USE DATE) -------------------------                PAGE 1 OF 4

BROKER DRAFTING THIS OPTION ON 10-11-2002 [DATE] IS AGENT OF [SELLER] [BUYER] [DUAL AGENT] [STRIKE TWO] THE SELLER, JUNG SEED GENETICS , HEREBY GRANTS TO BUYER, UNITED WISCONSIN GRAIN PRODUCERS, L.L.C. AN OPTION TO PURCHASE
(OPTION) THE PROPERTY KNOWN AS [STREET ADDRESS] - -------- PARCEL NO. 531 & 534 IN THE TOW OF P RANDOLPH , COUNTY OF COLUMBIA , WISCONSIN, (IF THIS
OPTION IS TO BE RECORDED,  INSERT LEGAL DESCRIPTION AT LINES 218-224 OR
ATTACH AS AN ADDENDUM PER LINE 225) ON THE FOLLOWING TERMS:
[DEADLINE FOR GRANT OF OPTION] THIS OPTION IS VOID UNLESS A COPY OF THE
OPTION WHICH HAS BEEN SIGNED BY OR ON BEHALF OF ALL OWNERS IS DELIVERED TO BUYER ON OR BEFORE OCTOBER 31, 2002 (TIME IS OF THE ESSENCE). [OPTION] TERMS AN OPTION FEE OF $3,000.00 WILL BE PAID BY BUYER WITHIN 10 BUSINESS DAYS OF THE GRANTING OF THIS OPTION, AND SHALL NOT BE REFUNDABLE IF THE OPTION IS NOT EXERCISED. IF THE OPTION IS EXERCISED, $3,000.00 THE OPTION FEE SHALL BE A CREDIT AGAINST THE PURCHASE PRICE AT CLOSING. THIS OPTION MAY ONLY BE EXERCISED BY DELIVERING WRITTEN NOTICE TO SELLER NO LATER THAN MIDNIGHT MARCH 31, 2002 . BUYER MAY SIGN AND DELIVER THE NOTICE AT LINES 247-248, OR MAY DELIVER ANY OTHER WRITTEN NOTICE WHICH SPECIFICALLY INDICATES AN INTENT TO EXERCISE THIS OPTION. THIS OPTION SHALL BE EXTENDED UNTIL AUGUST 2, 2002 , UPON PAYMENT OF $500.00 IN CASH OR EQUIVALENT TO SELLER ON OR BEFORE MAY 2, 2002 , AS AN OPTION EXTENSION FEE WHICH SHALL NOT BE REFUNDABLE IF THIS
OPTION IS NOT EXERCISED. IF THIS OPTION IS EXERCISED, $500.00 OF THE OPTION EXTENSION FEE SHALL BE A CREDIT AGAINST THE PURCHASE PRICE AT CLOSING. THE OPTION FEE AND OPTION EXTENSION FEE SHALL BE (PAID DIRECTLY TO SELLER) (HELD IN LISTING BROKER'S TRUST ACCOUNT UNTIL
________________________________________________________________________
________________________________________________________________)[STRIKE ONE.]
THIS OPTION, OR A SEPARATE INSTRUMENT EVIDENCING THIS OPTION, (MAY) (MAY NOT) [STRIKE ONE.] BE RECORDED. CAUTION: FAILURE TO RECORD MAY BE GVEN PERSONS
WITH SUBSEQUENT INTERESTS IN THE PROPERTY PRIORITY OVER THIS OPTION.
[TERMS OF PURCHASE] IF THIS OPTION IS EXERCISED PER THE TERMS OF THIS OPTION, THE FOLLOWING SHALL BE THE TERMS OF PURCHASE: PURCHASE PRICE: TWO HUNDRED THIRTY SIX THOUSAND DOLLARS ($ 236,000.00 ) WILL BE PAID IN CASH OR
EQUIVALENT AT CLOSING UNLESS OTHERWISE PROVIDED BELOW. ADDITIONAL ITEMS INCLUDED IN PURCHASE PRICE: SELLER SHALL INCLUDE IN THE PURCHASE PRICE AND TRANSFER FREE AND CLEAR OF ENCUMBRANCES, ALL FIXTURES, AS DEFINED AT LINES 172-175 AND AS MAY BE ON THE PROPERTY ON THE DATE OF THIS OPTION, UNLESS EXCLUDED AT LINES 28-29, AND THE FOLLOWING ADDITIONAL ITEMS: --
___________________________________________________________
______________________________________________________________________________
ITEMS NOT INCLUDED IN THE PURCHASE PRICE:
--____________________________________
______________________________________________________________________________
CONVEYANCE OF TITLE: UPON PAYMENT OF THE PURCHASE PRICE, SELLER SHALL CONVEY THE PROPERTY BY WARRANTY DEED (OR OTHER CONVEYANCE AS PROVIDED HEREIN) FREE AND CLEAR OF ALL LIENS AND ENCUMBRANCES, EXCEPT MUNICIPAL AND ZONING ORDINANCES AND AGREEMENTS ENTERED UNDER THEM, RECORDED EASEMENTS FOR THE DISTRIBUTION OF UTILITY AND MUNICIPAL SERVICES, RECORDED BUILDING AND USE RESTRICTIONS AND COVENANTS, GENERAL TAXES LEVIED IN THE YEAR OF CLOSING AND
-- __________________
______________________________________________________________ (PROVIDED NONE
OF THE FOREGOING PROHIBIT PRESENT USE OF THE PROPERTY), WHICH CONSTITUTES MERCHANTABLE TITLE FOR PURPOSES OF THIS TRANSACTION. SELLER FURTHER AGREES TO COMPLETE AND EXECUTE THE DOCUMENTS NECESSARY TO RECORD THE CONVEYANCE.
[PLACE OF CLOSING] THIS TRANSACTION IS TO BE CLOSED AT THE PLACE DESIGNATED
BY BUYER'S MORTGAGEE OR R.W. WIS REAL ESTATE WITHIN 30 DAYS AFTER THE
EXERCISE OF THE OPTION, UNLESS ANOTHER DATE OR PLACE IS AGREED IN WRITING. [OCCUPANCY] OCCUPANCY OF THE ENTIRE PROPERTY SHALL BE GIVEN TO BUYER AT CLOSING UNLESS OTHERWISE PROVIDED IN THIS OPTION (LINES 218-224 OR IN AN ADDENDUM PER LINE 225). OCCUPANCY SHALL BE GIVEN SUBJECT TO TENANT'S RIGHTS, IF ANY. CAUTION: CONSIDER AN AGREEMENT WHICH ADDRESSES RESPONSIBILITY FOR CLEARING THE PROPERTY OF PERSONAL PROPERTY AND DEBRIS, IF APPLICABLE.
[LEASED PROPERTY] IF PROPERTY IS CURRENTLY LEASED AND LEASE(S) EXTEND BEYOND CLOSING, SELLER SHALL ASSIGN SELLER'S RIGHTS UNDER THE LEASE(S) AND TRANSFER AS SECURITY DEPOSITS AND PREPAID RENTS THEREUNDER TO BUYER AT CLOSING. THE TERMS OF THE (WRITTEN)(ORAL) [STRIKE ONE] LEASE(S), IF ANY, ARE --
___________________________________________________ ___________________
[CLOSING PRORATIONS] THE FOLLOWING ITEMS SHALL BE PRORATED AT CLOSING: REAL ESTATE TAXES, RENTS, PRIVATE AND MUNICIPAL CHARGES, PROPERTY OWNER'S ASSOCIATION ASSESSMENTS, FUEL AND --____________________________________
________________________________________________ . ANY INCOME, TAXES OR
EXPENSES SHALL ACCRUE TO SELLER, AND BE PRORATED, THROUGH THE DAY PRIOR TO CLOSING. NET GENERAL REAL ESTATE TAXES SHALL BE PRORATED BASED ON (THE NET GENERAL REAL ESTATES TAXES FOR THE CURRENT YEAR, IF KNOWN, OTHERWISE ON THE NET GENERAL REAL ESTATE TAXES FOR THE PRECEDING YEAR) (--________________________________________
__________________________________________________________________________),

[STRIKE AND COMPLETE AS APPLICABLE] CAUTION: OF PRORATION ON THE BASIS OF NET GENERAL REAL ESTATE TAXES IS NOT ACCEPTABLE (FOR EXAMPLE, COMPLETED/PENDING REASSESSMENT, CHANGING MILL RATE, LOTTERY CREDITS), INSERT ESTIMATED ANNUAL TAX OR OTHER FORMULA FOR PRORATION. [ZONING] SELLER REPRESENTS THAT THE PROPERTY IS ZONED INDUSTRIAL [REPRESENTATIONS REGARDING PROPERTY AND TRANSACTION] SELLER REPRESENTS TO BUYER THAT AS OF THE DATE SELLER GRANTS THIS OPTION SELLER HAS NO NOTICE OR KNOWLEDGE OF CONDITIONS AFFECTING THE PROPERTY OR TRANSACTION (AS DEFINED AT LIENS 63-88) OTHER THAN THOSE IDENTIFIED IN SELLER'S PROPERTY CONDITION REPORT DATED N/A WHICH WAS RECEIVED BY BUYER PRIOR TO BUYER SIGNING THIS OPTION [COMPLETE DATE OR STRIKE AS APPLICABLE] AND N/A__________________
_____________________________________________________________________________

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SELLER AGREES TO NOTIFY BUYER OF ANY CONDITION AFFECTING THE PROPERTY OR
TRANSACTION WHICH IS MATERIALLY INCONSISTENT WITH THE ABOVE REPRESENTATIONS, WHICH ARISES AFTER THIS OPTION IS GRANTED, BUT PRIOR TO EXERCISE OF THIS OPTION. BUYER SHALL HAVE REASONABLE ACCESS TO THE PROPERTY, UPON REASONABLE NOTICE, FROM TIME THIS OPTION IS GRANTED UNTIL THE TIME FOR CLOSING, FOR THE PURPOSE OF INSPECTING AND TESTING THE PROPERTY TO THE EXTENT REASONABLY NECESSARY TO FULFILL THE INSPECTION AND TESTING PROVISIONS OF THIS OPTION. (SEE LINES 110-124).

A "CONDITION AFFECTING THE PROPERTY OR TRANSACTION" IS DEFINED AS FOLLOWS:

(a) PLANNED OR COMMENCED PUBLIC IMPROVEMENTS WHICH MAY RESULT IN SPECIAL ASSESSMENTS OR OTHERWISE MATERIALLY AFFECT THE PROPERTY OR THE PRESENT USE OF THE PROPERTY;

(b)      COMPLETED OR PENDING REASSESSMENT OF THE PROPERTY FOR PROPERTY TAX
         PURPOSES;

(c) GOVERNMENT AGENCY OR COURT ORDER REQUIRING REPAIR, ALTERATION OR CORRECTION OF ANY EXISTING CONDITION;

(d) ANY LAND DIVISION INVOLVING THE SUBJECT PROPERTY, FOR WHICH REQUIRED STATE OR LOCAL APPROVALS HAVE NOT BEEN OBTAINED;

(e) ANY PORTION OF THE PROPERTY BEING IN A 100 YEAR FLOODPLAIN, A WETLAND OR A SHORELAND ZONING AREA UNDER LOCAL, STATE OR FEDERAL LAWS;

(f) CONDITIONS CONSTITUTING A SIGNIFICANT HEALTH OR SAFETY HAZARD FOR OCCUPANTS OF PROPERTY; NOTE: POSSIBLE LBP DISCLOSURE REQUIREMENT.

(g) UNDERGROUND OR ABOVEGROUND STORAGE TANKS ON THE PROPERTY FOR STORAGE OF FLAMMABLE OR COMBUSTIBLE LIQUIDS INCLUDING BUT NOT LIMITED TO GASOLINE AND HEATING OF WHICH ARE CURRENTLY OR WHICH WERE PREVIOUSLY LOCATED ON THE PROPERTY; NOTE: WIS. ADM. CODE, CHAPTER COMM. 10 CONTAINS REGISTRATION AND OPERATION RULES FOR MUCH UNDERGROUND AND ABOVEGROUND STORAGE TANKS.

(h) MATERIAL VIOLATIONS OF ENVIRONMENTAL LAWS OR OTHER LAWS OR AGREEMENTS REGULATING THE USE OF THE PROPERTY;

(i) HIGH VOLTAGE ELECTRIC (100 KV OR GREATER) OR STEEL NATURAL GAS TRANSMISSION LINES LOCATED ON BUT NOT DIRECTLY SERVING THE PROPERTY;

(j) ANY PORTION OF THE PROPERTY BEING SUBJECT TO, OR IN VIOLATION OF A FARMLAND PRESERVATION AGREEMENT UNDER A COUNTY FARMLAND PRESERVATION PLAN OR ENROLLED IN, OR IN VIOLATION OF, A FOREST CROP, WOODLAND TAX, MANAGED FOREST, CONSERVATION RESERVE OR COMPARABLE PROGRAM;

(k) BOUNDARY DISPUTES OR MATERIAL VIOLATION OF FENCE LAWS (WIS. STATE. CHAPTER 90) WHICH REQUIRE THE ERECTION AND MAINTENANCE OF LEGAL FENCES BETWEEN ADJOINING PROPERTIES WHERE ONE OR BOTH OF THE PROPERTIES IS USED AND OCCUPIED FOR FARMING OR GRAZING PURPOSES;

(l) WELLS ON THE PROPERTY REQUIRED TO BE ABANDONED UNDER STATE REGULATIONS (WIS. ADM. CODE NR 112.25) BUT WHICH ARE NOT ABANDONED;

(m) CISTERNS OR SEPTIC TANKS ON THE PROPERTY WHICH ARE CURRENTLY NOT SERVICING THE PROPERTY;

(n) SUBSOIL CONDITIONS WHICH WOULD SIGNIFICANTLY INCREASE THE COST OF BUILDING ON THE PROPERTY INCLUDING, BUT NOT LIMITED SUBSURFACE FOUNDATIONS, ORGANIZE OR NON-ORGANIC FILL, DUMPSITES OR CONTAINERS ON PROPERTY WHICH CONTAINED OR CURRENTLY CONTAIN TOXIC OR HAZARDOUS MATERIALS, GROUNDWATER, SOIL CONDITIONS (E.G. LOW LOAD BEARING CAPACITY) OR EXCESSIVE ROCKS OR ROCK FORMATIONS ON THE PROPERTY;

(o)      A LACK OF LEGAL VEHICULAR ACCESS TO THE PROPERTY FROM PUBLIC ROADS;

(p) PRIOR REIMBURSEMENT FOR CORRECTIVE ACTION COSTS UNDER THE AGRICULTURAL CHEMICAL CLEANUP PROGRAM (WIS. STATS.SECTION#.94.73);

(q) OTHER CONDITIONS OR OCCURRENCES WHICH WOULD REDUCE THE VALUE OF THE PROPERTY TO A REASONABLE PERSON WITH KNOWLEDGE OF THE NATURE AND SCOPE OF THE CONDITION OR OCCURRENCE.
         PROPERTY DIMENSIONS AND SURVEYS: BUYER ACKNOWLEDGES THAT ANY LAND DIMENSIONS, TOTAL SQUARE FOOTAGE/ACREAGE FIGURES OR ALLOCATION OF ACREAGE INFORMATION PROVIDED TO BUYER BY SELLER OR BY A BROKER, MAY BE APPROXIMATE BECAUSE OF ROUNDING OR OTHER REASONS, UNLESS VERIFIED BY SURVEY OR OTHER
MEANS. CAUTION: BUYER SHOULD VERIFY LAND DIMENSIONS, TOTAL SQUARE FOOTAGE/AVERAGE FIGURES OR ALLOCATION OF ACREAGE INFORMATION IF MATERIAL TO BUYER'S DECISION TO PURCHASE.
         PROPERTY DAMAGE BETWEEN EXERCISE OF OPTION AND CLOSING: SELLER SHALL MAINTAIN THE PROPERTY UNTIL THE EARLIER OF CLOSING OR OCCUPANCY OF BUYER IN MATERIALLY THE SAME CONDITION AS OF THE DATE BUYER EXERCISES THIS OPTION, EXCEPT FOR ORDINARY WEAR AND TEAR, IF PRIOR TO CLOSING, THE PROPERTY IS
DAMAGED IN AN AMOUNT OF NOT MORE THAN FIVE PER CENT (5%) OF THE PURCHASE
PRICE, SELLER SHALL BE OBLIGATED TO REPAIR THE PROPERTY AND RESTORE IT TO THE SAME CONDITION THAT IT WAS ON THE DAY THIS OPTION IS EXERCISED. IF THE DAMAGE IS GREATER THAN 5% OF THE PURCHASE PRICE, SELLER SHALL PROMPTLY NOTIFY BUYER
IN WRITING OF THE DAMAGE AND THIS OPTION MAY BE RESCINDED BY BUYER AND ALL OPTION FEES PAID BY BUYER SHALL BE IMMEDIATELY RETURNED TO BUYER. SHOULD
BUYER ELECT TO EXERCISE THIS OPTION DESPITE SUCH DAMAGE, SELLER SHALL EITHER REPAIR THE PROPERTY AND RESTORE IT TO THE SAME CONDITION THAT IT WAS ON THE
DAY OF EXERCISE OF THIS OPTION, EXCEPT FOR ORDINARY WEAR AND TEAR OF BUYER SHALL BE ENTITLED TO THE INSURANCE PROCEEDS RELATING TO THE DAMAGE TO THE PROPERTY, PLUS A CREDIT TOWARDS THE PURCHASE PRICE EQUAL TO THE AMOUNT OF SELLER'S DEDUCTIBLE ON SUCH POLICY.
         BUYER DUE DILIGENCE: PRIOR TO EXERCISING THIS OPTION BUYER MAY NEED
TO PERFORM CERTAIN INSPECTIONS, INVESTIGATIONS AND TESTING BUYER IS ONLY AUTHORIZED TO DO THOSE INSPECTIONS, INVESTIGATIONS AND TASKS WHICH ARE AUTHORIZED AT LINES 196-200 OR LINES 218-226. IN ADDITION TO THESE
INSPECTIONS, INVESTIGATIONS AND TESTS, BUYER MAY NEED TO OBTAIN FINANCING, APPROVALS OR OTHER INFORMATION, INCLUDING BUT NOT LIMITED TO BUILDING
PERMITS, ZONING VARIANCES, ARCHITECTURAL CONTROL COMMITTEE APPROVALS, REVIEW
OF CONDOMINIUM DOCUMENTS, REVIEW OF BUSINESS RECORDS, ESTIMATES FOR UTILITY HOOK-UP EXPENSES, SPECIAL ASSESSMENTS, CHARGES FOR INSTALLATION OF ROADS OR UTILITIES, ETC. WARNING: IF BUYER CONTEMPLATES DEVELOPING PROPERTY OR A USE OTHER THAN THE CURRENT USE, THERE ARE A VARIETY OF ISSUES WHICH SHOULD BE ADDRESSED IN ORDER TO DETERMINE THE FEASIBILITY OF DEVELOPMENT OF, OR A PARTICULAR USE FOR, A PROPERTY. BUYER IS SOLELY RESPONSIBLE FOR ALL EXPENSES RELATING TO FINANCING, INSPECTIONS, INVESTIGATIONS, TESTING, APPROVALS, PERMITS, ESTIMATES, ETC.
         INSPECTIONS: AN "INSPECTION" IS DEFINED AS AN OBSERVATION OF THE PROPERTY WHICH DOES NOT INCLUDE TESTING OF THE PROPERTY, OTHER THAN TESTING
FOR LEAKING LP GAS OR NATURAL GAS USED AS A FUEL SOURCE, WHICH ARE HEREBY AUTHORIZED. SELLER AGREES TO ALLOW BUYER'S INSPECTORS REASONABLE ACCESS TO
THE PROPERTY UPON REASONABLE NOTICE FOR THOSE INSPECTIONS AUTHORIZED AT LINES 197-198. BUYER AGREES TO PROMPTLY RESTORE THE PROPERTY TO ITS ORIGINAL CONDITION AFTER BUYER'S INSPECTIONS ARE COMPLETED, UNLESS OTHERWISE AGREED IN THIS OPTION.
         TESTING: EXCEPT AS OTHERWISE PROVIDE, SELLER'S AUTHORIZATION FOR INSPECTIONS DOES NOT AUTHORIZE BUYER TO CONDUCT TESTING OF THE PROPERTY. A "TEST" IS DEFINED AS THE TAKING OF SAMPLES OF MATERIALS SUCH AS SOILS, WATER, AIR OR BUILDING MATERIALS FROM THE PROPERTY AND THE LABORATORY OR OTHER ANALYSIS OF THESE MATERIALS. SELLER AGREES TO ALLOW BUYER'S TESTERS
REASONABLE ACCESS TO THE PROPERTY UPON REASONABLE NOTICE FOR THOSE TESTS AUTHORIZED AT LINES 199-200. NOTE: THE AUTHORIZATION FOR TESTING SHOULD
SPECIFY THE AREAS OF THE PROPERTY TO BE TESTED, THE PURPOSE OF THE TEST,
(E.G., TO DETERMINE IF ENVIRONMENTAL CONTAMINATION IS PRESENT), ANY
LIMITATIONS ON BUYER'S TESTING AND ANY OTHER MATERIAL TERMS OF THE AUTHORIZATION. UNLESS OTHERWISE AGREED, BUYER SHALL RETURN THE PROPERTY TO
ITS ORIGINAL CONDITION FOLLOWING TESTING. SELLER ACKNOWLEDGES THAT CERTAIN INSPECTIONS OR TESTS MAY DETECT ENVIRONMENTAL POLLUTION WHICH MAY BE REQUIRED TO BE REPORTED TO THE WISCONSIN DEPARTMENT OF NATURAL RESOURCES.
         PRE-CLOSING INSPECTION: AT A REASONABLE TIME, PRE-APPROVED BY SELLER OR SELLER'S AGENT, WITHIN 3 DAYS BEFORE CLOSING, BUYER SHALL HAVE THE RIGHT
TO INSPECT THE PROPERTY TO DETERMINE THAT THERE HAS BEEN NO SIGNIFICANT
CHANGE IN THE CONDITION OF THE PROPERTY, EXCEPT FOR CHANGES APPROVED BY BUYER.
         CONDOMINIUM DISCLOSURES: IF THE PROPERTY IS A CONDOMINIUM, SELLER AGREES TO PROVIDE BUYER, AT SELLER'S COST (SEE WISCONSIN STATUTE Section# 703.20(2)), COMPLETE, CURRENT COPIES OF DISCLOSURE MATERIALS (ORGANIZATION
AND OPERATIONAL DOCUMENTS, PLANS, FINANCIAL

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STATEMENTS, AND IN THE CASE OF A CONVERSION CONDOMINIUM PROPERTY INFORMATION)
AS REQUIRED BY WISCONSIN STATUTES SS. 703.33 NO LATER THAN 15 DAYS PRIOR TO CLOSING AND ANY AMENDMENT TO THESE MATERIALS PROMPTLY AFTER ITS ADOPTION
(EXCEPT AS LIMITED FOR SMALL RESIDENTIAL CONDOMINIUMS PER WISCONSIN STATUTES Section# 703.365). THESE MATERIALS ARE AVAILABLE AT COST FROM THE CONDOMINIUM ASSOCIATION. AS PROVIDED IN WISCONSIN STATUTES Section# 703.33(4), BUYER MAY, WITHIN FIVE BUSINESS DAYS AFTER RECEIPT OF THESE DOCUMENTS, INCLUDING ANY MATERIAL MODIFICATION THERETO, RESCIND THIS OPTION BY WRITTEN NOTICE MAILED
OR DELIVERED TO SELLER, THE DATE OF MAILING OR ACTUAL DELIVERY BEING THE EFFECTIVE DATE OF NOTICE. [TITLE EVIDENCE]
FORM OF TITLE EVIDENCE: SELLER SHALL GIVE EVIDENCE OF TITLE IN THE FORM OF AN OWNER'S POLICY OF TITLE INSURANCE IN THE AMOUNT OF THE PURCHASE PRICE ON A oCURRENT ALTA FORM ISSUED BY AN INSURER LICENSED TO WRITE TITLE INSURANCE IN WISCONSIN. CAUTION: IF TITLE EVIDENCE WILL BE GIVEN BY ABSTRACT, STRIKE TITLE INSURANCE PROVISIONS AND INSERT ABSTRACT PROVISIONS. oPROVISION OF
MERCHANTABLE TITLE: SELLER SHALL PAY ALL COSTS OF PROVIDING TITLE EVIDENCE.
FOR PURPOSES OF CLOSING, TITLE EVIDENCE SHALL BE ACCEPTABLE IF THE COMMITMENT FOR THE REQUIRED TITLE INSURANCE IS DELIVERED TO BUYER'S ATTORNEY OR BUYER
NOT LESS THAN 3 BUSINESS DAYS BEFORE CLOSING, SHOWING TITLE TO THE PROPERTY
AS OF A DATE NO MORE THAN 15 DAYS BEFORE DELIVERY OF SUCH TITLE EVIDENCE TO
BE MERCHANTABLE, SUBJECT ONLY TO LIENS WHICH WILL BE PAID OUT OF THE PROCEEDS
OF CLOSING AND STANDARD TITLE INSURANCE REQUIREMENTS AND EXCEPTIONS, AS APPROPRIATE. CAUTION: BUYER SHOULD CONSIDER UPDATING THE EFFECTIVE DATE OF
THE TITLE COMMITMENT PRIOR TO CLOSING OR A "GAP ENDORSEMENT" WHICH WOULD
INSURE OVER LIENS FILED BETWEEN THE EFFECTIVE DATE OF THE COMMITMENT AND THE DATE THE DEED oIS RECORDED.
TITLE ACCEPTABLE FOR CLOSING: IF TITLE IS NOT ACCEPTABLE FOR CLOSING, BUYER SHALL NOTIFY SELLER IN WRITING OF OBJECTIONS TO TITLE BY THE TIME SET FOR CLOSING. IN SUCH EVENT, SELLER SHALL HAVE A REASONABLE TIME, NOT EXCEEDING 15 DAYS, TO REMOVE THE OBJECTIONS, AND THE TIME FOR CLOSING SHALL BE EXTENDED AS NECESSARY FOR THIS PURPOSE. IN THE EVENT THAT SELLER IS UNABLE TO REMOVE SAID OBJECTIONS, BUYER SHALL HAVE 5 DAYS FROM RECEIPT OF NOTICE THEREOF, TO
DELIVER WRITTEN NOTICE WAIVING THE OBJECTIONS, AND THE TIME FOR CLOSING SHALL
BE EXTENDED ACCORDINGLY. IF BUYER DOES NOT WAIVE THE OBJECTIONS, THIS OPTION SHALL BE NULL AND VOID. PROVIDING TITLE EVIDENCE ACCEPTABLE FOR CLOSING DOES
NOT EXTINGUISH SELLER'S OBLIGATIONS TO GIVE MERCHANTABLE TITLE TO BUYER. oSPECIAL ASSESSMENTS: SPECIAL ASSESSMENTS, IF ANY, FOR WORK ACTUALLY
COMMENCED OR LEVIED PRIOR TO DATE THIS OPTION IS EXERCISED SHALL BE PAID BY SELLER NO LATER THAN CLOSING. ALL OTHER SPECIAL ASSESSMENTS SHALL BE PAID BY BUYER. CAUTION: CONSIDER A SPECIAL AGREEMENT IF AREA ASSESSMENT, PROPERTY
OWNERS ASSOCIATION ASSESSMENTS OR OTHER EXPENSES ARE CONTEMPLATED. "OTHER EXPENSES" ARE ONE-TIME CHARGES OR ONGOING USE FEES FOR PUBLIC IMPROVEMENTS (OTHER THAN THOSE RESULTING IN SPECIAL ASSESSMENTS) RELATING TO CURB, GUTTER, STREET, SIDEWALK, SANITARY AND STORMWATER AND STORM SEWER (INCLUDING ALL
SEWER MAINS AND HOOK-UP AND INTERCEPTOR CHARGES), PARKS, STREET LIGHTING AND STREET TREES, IMPACT FEES FOR OTHER PUBLIC FACILITIES, AS DEFINED IN WIS.
STAT. SS. 86.85(1)(C) & (F). [DELIVERY RECEIPT]
UNLESS OTHERWISE STATED IN THIS OPTION, ANY SIGNED DOCUMENT TRANSMITTED BY FACSIMILE MACHINE (FAX) SHALL BE TREATED IN ALL MANNER AND RESPECTS AS AN ORIGINAL DOCUMENT AND THE SIGNATURE OF ANY PARTY UPON A DOCUMENT TRANSMITTED
BY FAX SHALL BE CONSIDERED AN ORIGINAL SIGNATURE. PERSONAL DELIVERY TO, OR ACTUAL RECEIPT BY, ANY NAMED BUYER OR SELLER CONSTITUTES PERSONAL DELIVERY
TO, OR ACTUAL RECEIPT BY BUYER OR SELLER. ONCE RECEIVED, A NOTICE CANNOT BE WITHDRAWN BY THE PARTY DELIVERING THE NOTICE WITHOUT THE CONSENT OF THE PARTY RECEIVING THE NOTICE. A PARTY MAY NOT UNILATERALLY REINSTATE A CONTINGENCY
AFTER A NOTICE OF A CONTINGENCY WAIVER HAS BEEN RECEIVED BY THE OTHER PARTY.
THE DELIVERY PROVISIONS IN THIS OPTION MAY BE MODIFIED WHEN APPROPRIATE
(E.G., WHEN MAIL DELIVERY IS NOT DESIRABLE (SEE LINES 203-209). BUYER AND
SELLER AUTHORIZE THE AGENTS OF BUYER AND SELLER TO DISTRIBUTE COPIES OF THE OPTION TO BUYER'S LENDER, APPRAISERS, TITLE INSURANCE COMPANIES AND ANY OTHER SETTLEMENT SERVICE PROVIDERS FOR THE TRANSACTION AS DEFINED BY THE REAL
ESTATE SETTLEMENT PROCEDURES ACT (RESPA).
[DATES AND DEADLINES]DEADLINES EXPRESSED AS A NUMBER OF "DAYS" FROM AN EVENT, SUCH AS EXERCISE OF THIS OPTION, ARE CALCULATED BY EXCLUDING THE DAY THE
EVENT OCCURRED AND BY COUNTING SUBSEQUENT CALENDAR DAYS. THE DEADLINE EXPIRES
AT MIDNIGHT ON THE LAST DAY. DEADLINES EXPRESSED AS A SPECIFIC NUMBER OF "BUSINESS DAYS" EXCLUDE SATURDAYS, SUNDAYS, ANY LEGAL PUBLIC HOLIDAY UNDER WISCONSIN OR FEDERAL LAW, AND OTHER DAY DESIGNATED BY THE PRESIDENT SUCH THAT THE POSTAL SERVICE DOES NOT RECEIVE REGISTERED MAIL OR MAKE REGULAR
DELIVERIES ON THAT DAY. DEADLINES EXPRESSED AS A SPECIFIC NUMBER OF "HOURS"
FROM THE OCCURRENCE OF AN EVENT, SUCH AS RECEIPT OF A NOTICE, ARE CALCULATED FROM THE EXACT TIME OF THE EVENT, AND BY COUNTING 24 HOURS PER CALENDAR DAY. DEADLINES EXPRESSED AS A SPECIFIC DAY OF THE CALENDAR YEAR OF AS THE DAY OF A SPECIFIC EVENT, SUCH AS CLOSING, EXPIRE AT MIDNIGHT OF THAT DAY.
[FIXTURES] A "FIXTURE" IS DEFINED AS AN ITEM OF PROPERTY WHICH IS PHYSICALLY ATTACHED TO OR SO CLOSELY ASSOCIATED WITH LAND OR IMPROVEMENTS SO AS TO BE TREATED AS PART OF THE REAL ESTATE, INCLUDING, WITHOUT LIMITATION, PHYSICALLY ATTACHED ITEMS NOT EASILY REMOVABLE WITHOUT DAMAGE TO THE PROPERTY, ITEMS SPECIFICALLY ADAPTED TO THE PROPERTY, AND ITEMS CUSTOMARILY TREATED AS FIXTURES. [ENTIRE CONTRACT] THIS OPTION, INCLUDING ANY AMENDMENTS TO IT, CONTAINS THE ENTIRE AGREEMENT OF THE BUYER AND SELLER REGARDING THE TRANSACTION. ALL PRIOR NEGOTIATIONS AND DISCUSSIONS HAVE BEEN MERGED INTO THIS OPTION. THIS
AGREEMENT BINDS AND INURES TO THE BENEFIT OF THE PARTIES TO THIS OPTION AND THEIR SUCCESSORS IN INTEREST.
[DEFAULT] SELLER AND BUYER EACH HAVE THE LEGAL DUTY TO USE GOOD FAITH AND DUE DILIGENCE IN COMPLETING THE TERMS AND CONDITIONS OF THE TERMS OF PURCHASE
AFTER EXERCISE OF THIS OPTION. A MATERIAL FAILURE TO PERFORM ANY OBLIGATION UNDER THE TERMS OF PURCHASE AFTER EXERCISE OF THIS OPTION IS A DEFAULT WHICH
MAY SUBJECT THE DEFAULTING PARTY TO LIABILITY FOR DAMAGES OR OTHER LEGAL
REMEDIES.
         IF BUYER DEFAULTS UNDER THE TERMS OF PURCHASE AFTER EXERCISE OF THIS OPTION, SELLER MAY
         (1) SUE FOR SPECIFIC PERFORMANCE AND REQUEST THE EARNEST MONEY AS PARTIAL PAYMENT OF THE PURCHASE PRICE; OR
         (2) TERMINATE THE PURCHASE AGREEMENT AND HAVE THE OPTION TO SUE FOR ACTUAL DAMAGES.
         IF SELLER DEFAULTS UNDER THE TERMS OF PURCHASE AFTER EXERCISE OF THIS OPTION, BUYER MAY:
         (1) SUE FOR SPECIFIC PERFORMANCE; OR
         (2)TERMINATE THE PURCHASE AGREEMENT AND SUE FOR ACTUAL DAMAGES.
         IN ADDITION, THE PARTIES MAY SEEK ANY OTHER REMEDIES AVAILABLE IN LAW OR EQUITY.
         THE PARTIES UNDERSTAND THAT THE AVAILABILITY OF ANY JUDICIAL REMEDY WILL DEPEND UPON THE CIRCUMSTANCES OF THE SITUATION AND THE DISCRETION OF THE COURTS. IF EITHER PARTY DEFAULTS, THE PARTIES MAY RENEGOTIATE THE TERMS OF PURCHASE OR SEEK NONJUDICIAL DISPUTE RESOLUTION INSTEAD OF THE REMEDIES OUTLINED ABOVE. BY AGREEING TO BINDING ARBITRATION, THE PARTIES MAY LOSE THE RIGHT TO LITIGATE IN A COURT OF LAW THOSE DISPUTES COVERED BY THE ARBITRATION AGREEMENT. [RENTAL WEATHERIZATION] UNLESS OTHERWISE AGREED BUYER SHALL BE RESPONSIBLE FOR COMPLIANCE WITH RENTAL WEATHERIZATION STANDARDS (WIS. ADM. CODE COMM. 67), IF APPLICABLE.

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PROPERTY ADDRESS: PARCEL NO. 531 & 534 (PAGE 4 OF 4, WB-24) [AUTHORIZATION FOR
INSPECTIONS AND TESTS] BUYER IS AUTHORIZED TO CONDUCT THE FOLLOWING INSPECTIONS AND TESTS (SEE LINES 110-121).
INSPECTIONS: BUYERS TO CONDUCT BOERING TEST
TESTS: --- _____________________________________________________________________
________________________________________________________________________________
[DELIVERY OF DOCUMENTS AND WRITTEN NOTICES] UNLESS OTHERWISE STATED IN THIS OPTION, DELIVERY OF DOCUMENTS AND WRITTEN NOTICES TO A PARTY SHALL BE EFFECTIVE ONLY WHEN ACCOMPLISHED BY ONE OF THE METHODS SPECIFIED AT LINES 203-212.(1) BY DEPOSITING THE DOCUMENT OR WRITTEN NOTICE POSTAGE OR FEES PREPAID IN THE U.S. MAIL OR FEES PREPAID OR CHARGED TO AN ACCOUNT WITH A COMMERCIAL DELIVERY SERVICE, ADDRESSED EITHER TO THE PARTY, OR TO THE PARTY'S RECIPIENT FOR DELIVERY DESIGNATED AT LINES 206 OR 208 (IF ANY), FOR DELIVERY TO THE PARTY'S DELIVERY ADDRESS AT LINES 207 OR 208.
SELLER'S RECIPIENT FOR DELIVER (OPTIONAL): LAURIE FOKOLSK, WISCONSIN POWER AND LIGHT COMPANY
SELLER'S DELIVERY ADDRESS:  PO BOX 192, MADISON, WI  53701-0192
BUYER'S RECIPIENT FOR DELIVERY (OPTIONAL): R.W. WIS. REAL ESTATE 1709 M. SPRING ST. BEAVER DAM, WIS 53916
BUYER'S DELIVERY ADDRESS:  N3432 CTY. RD, COLUMBUS, WIS. 53925
(2) BY GIVING THE DOCUMENT OR WRITTEN NOTICE PERSONALLY TO THE PARTY OR THE PARTY'S RECIPIENT FOR DELIVERY IF AN INDIVIDUAL IS DESIGNATED AT LINES 206 OR 208.
(3) BY FAX TRANSMISSION OF THE DOCUMENT OR WRITTEN NOTICE TO THE FOLLOWING TELEPHONE NUMBER:

BUYER: (920 )     (887-1733                     SELLER: (608 )     252-5703
        ----------------------                          ----------------------
[TIME IS OF THE ESSENCE] "TIME IS OF THE ESSENCE" AS TO PAYMENT OF OPTION FEES AND EXTENSION FEE AND ALL OTHER DATES AND DEADLINES IN THIS OPTION
EXCEPT: ---__ ____________________________________. IF "TIME IS OF THE
ESSENCE" APPLIES TO A DATE OR DEADLINE, FAILURE TO PERFORM BY THE EXACT DATE
OR DEADLINE IS A BREACH OF CONTRACT. IF "TIME IS OF THE ESSENCE" DOES NOT
APPLY TO A DATE OR DEADLINE, THEN PERFORMANCE WITH A REASONABLE TIME OF THE
DATE OR DEADLINE IS ALLOWED BEFORE A BREACH OCCURS.
      THIS OPTION (IS) (IS NOT) [STRIKE ONE] ASSIGNABLE. THIS PROPERTY (IS ) (IS
NOT) [STRIKE ONE] HOMESTEAD PROPERTY.

[ADDITIONAL PROVISIONS] ________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
[ADDENDA]  THE ATTACHED TAX PARCEL IS/ARE MADE PART OF THIS OPTION.
IF GRANTED, THIS OPTION CAN CREATE A LEGALLY ENFORCEABLE CONTRACT. BOTH PARTIES SHOULD READ THIS OPTION AND ALL ATTACHMENTS CAREFULLY. BROKERS MAY PROVIDE A GENERAL EXPLANATION OF THE PROVISIONS OF THE OPTION BUT ARE PROHIBITED BY LAW FROM GIVING ADVICE OR OPINIONS CONCERNING YOUR LEGAL RIGHTS UNDER THIS OPTION OR HOW TITLE SHOULD BE TAKEN AT CLOSING IF THE OPTION IS EXERCISED. AN ATTORNEY SHOULD BE CONSULTED IF LEGAL ADVICE IS NEEDED.
THIS OPTION WAS DRAFTED ON 05/11/2001 (DATE) BY [LICENSE AND FIRM] JOHN E. BUTTERBRODT R.W. WIS. REAL ESTATE


(X)
   ---------------------------------------------------  --------------------------------------     -----------
   BUYER'S SIGNATURE   PRINT NAME HERE: KEVIN ROCHE       SOCIAL SECURITY NO. OR FEIN (OPTIONAL)       DATE
                              UNITED WIS. GRAIN PRODUCERS
(X)
   ---------------------------------------------------  --------------------------------------     -----------
   BUYER'S SIGNATURE   PRINT NAME HERE:                   SOCIAL SECURITY NO. OR FEIN (OPTIONAL)       DATE

SELLER GRANTS THIS OPTION. THE WARRANTIES, REPRESENTATIONS AND COVENANTS MADE IN THIS OPTION SURVIVE CLOSING AND THE CONVEYANCE OF THE PROPERTY. THE UNDERSIGNED HEREBY AGREES TO CONVEY THE ABOVE-MENTIONED PROPERTY ON THE TERMS AND CONDITIONS AS SET FORTH HEREIN AND ACKNOWLEDGES RECEIPT OF A COPY OF THIS OPTION.


(X)                                                                  39-1874087
   ---------------------------------------------------  --------------------------------------     -----------
   SELLER'S SIGNATURE   PRINT NAME HERE: PETER JUNG       SOCIAL SECURITY NO. OR FEIN (OPTIONAL)       DATE

(X)
   ---------------------------------------------------  --------------------------------------     -----------
   BUYER'S SIGNATURE   PRINT NAME HERE?                   SOCIAL SECURITY NO. OR FEIN (OPTIONAL)       DATE

THIS OFFER WAS PRESENTED TO SELLER BY JOHN E. BUTTERBRODT ON 10/18, 2002, AT 10:00 A.M./P.M.

THIS OPTION IS REJECTED____________________________ THIS OPTION IS COUNTERED
                       SELLER INITIALS      DATE
(SEE ATTACHED COUNTER) _________________________________
                       SELLER INITIALS      DATE

[NOTICE OF EXERCISE OF OPTION] BY SIGNING BELOW AND DELIVERING THIS NOTICE (SEE LINES 201-212) BUYER EXERCISES THE OPTION TO PURCHASE.


(X                                                          (X)
   ---------------------------------------------------         ---------------------------------------------------
   BUYER'S SIGNATURE                           DATE            BUYER'S SIGNATURE                           DATE